                                                                    Exhibit 10.6
                                                                    ------------
                                                                [CONFORMED COPY]



                          CONTINGENT WARRANT AGREEMENT
                          ----------------------------


         THIS CONTINGENT WARRANT AGREEMENT (this "Agreement"), dated as of September 30, 1999, is among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), General Electric Company, a New York corporation ("Purchaser"), Wayne R. Hellman ("Hellman"), Hellman, Ltd., an Ohio limited liability company ("Hellman Ltd."), Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud ("Ruud"), and Alan
J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998.

         The parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS

         The following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "ACCOUNTANT'S CERTIFICATE" shall have the meaning provided in clause f. of Section 2.2.

         "AFFILIATE" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" shall mean this Contingent Warrant Agreement as originally executed and as amended, modified or supplemented from time to time.

         "APPRAISED VALUE" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving effect to the discount for (i) a minority interest, or (ii) any lack of liquidity of the Common Share, or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to Purchaser. If the investment banking or valuation firm selected by Company is not acceptable to Purchaser and the Company and Purchaser cannot agree on a mutually acceptable investment banking or valuation firm, then

Purchaser and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Agreement.

         "BUSINESS DAY" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

         "COMMON SHARES" shall mean the Common Shares, par value $.001, of the Company.

         "COMPANY" shall mean Advanced Lighting Technologies, Inc., an Ohio corporation.

         "COMPANY BENEFICIAL OWNER" shall have the meaning provided in Section 2.3.

         "CONTINGENT SHARES" shall have the meaning provided in Section 2.1.

         "CONVERSION SHARES" shall mean the Common Shares to be issued upon the conversion of Series A Shares.

         "CURRENT MARKET PRICE" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for twenty (20) consecutive Business Days immediately preceeding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or
(iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Company and Purchaser or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Company and one of which shall be selected by Purchaser.

         "EBITDA" shall mean, for any period and without duplication, net earnings (loss) of the Company and its Subsidiaries determined on a consolidated basis for such period plus the sum of the following amounts (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization expense for such period, plus (ii) Interest Expense for such period, plus (iii) the amount of any reduction pursuant to the proviso of the definition of Interest Expense in this Section 1, plus (iv) income tax expense in respect of such period, minus (v) extraordinary gains and gains from sales of assets for such period, plus (vi) extraordinary losses and losses from sales of assets for such period. EBITDA shall be



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determined using generally accepted accounting principles and practices in effect on the date of this Agreement.

         "EBITDA RATIO" shall mean, for any period of determination, the ratio of (i) EBITDA to (ii) Interest Expense.

         "EXCESS HELLMAN SHARES PROXY" shall mean the irrevocable proxy granted by Wayne R. Hellman, individually, Wayne R. Hellman, in his capacity as trustee of the Hellman Voting Trust, and Hellman Ltd. to Purchaser, the form of which is attached hereto as Exhibit A, to, among other things, vote the Excess Hellman Shares.

          "EXCESS HELLMAN SHARES" shall mean that number of Common Shares equal to the sum of the number of Hellman Option Shares and the Ruud Option Shares.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "FIRST CONTINGENT WARRANT" shall have the meaning provided in subclause (vi) of clause c. of Section 2.2.

          "FULLY DILUTED BASIS" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

         "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof and consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

         "GOVERNMENTAL BODY" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, in each case to the extent the same has jurisdiction over the Person or property in question, including, but not limited to, any governmental authority, agency, board, commission, court, department or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory groups of which the Company, any Subsidiary or Purchaser is a member or is subject.

         "HELLMAN LTD." shall mean Hellman Ltd., an Ohio limited liability company.

         "HELLMAN OPTION SHARES" shall mean Common Shares owned by Wayne R. Hellman, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "HELLMAN OPTION SHARES PROXY" shall mean the irrevocable proxy granted by Wayne R. Hellman, individually, to Purchaser, the form of which is attached hereto as Exhibit B, to, among other things, vote the Hellman Option Shares.


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

         "HELLMAN SHARES" shall mean, collectively, all Common Shares held, of record or beneficially, by Wayne R. Hellman, individually, Wayne R. Hellman, in his capacity as trustee of the Hellman Voting Trust, and Hellman Ltd.

         "HELLMAN SHARES PROXY" shall mean the irrevocable proxy granted by Wayne R. Hellman, individually, Wayne R. Hellman, in his capacity as trustee of the Hellman Voting Trust, and Hellman Ltd. to Purchaser, the form of which is attached hereto as Exhibit C, to, among other things, vote the Net Hellman Shares.

         "HELLMAN VOTING TRUST" shall mean the Voting Trust Agreement, dated as of October 10, 1995, as amended, between Wayne R. Hellman, as voting trustee, and certain shareholders of the Company. As used herein, the term Hellman Voting Trust shall include any irrevocable proxies granted to Wayne R. Hellman with respect to shares withdrawn from the Hellman Voting Trust and deposited in margin accounts by the beneficial holders thereof.

         "INTEREST EXPENSE" shall mean, for any period (a) the total consolidated interest expense of the Company and its Subsidiaries determined on a consolidated basis and in any event shall include all interest expense with respect to any indebtedness in respect of which the Company or any Subsidiary is wholly or partially liable excluding interest on indebtedness to the Company from any Subsidiary and interest on indebtedness to any Subsidiary from the Company; provided, however, the amount of interest expense determined in accordance with GAAP for any period shall be reduced by any amortization of deferred financing costs in an amount up to but not exceeding $125,000 with respect to any single fiscal quarter, minus (b) gross interest income of the Company and its Subsidiaries determined on a consolidated basis.

         "NASDAQ APPROVAL" shall mean approval of the transactions contemplated by the Stock Purchase Agreement by the shareholders of the Corporation pursuant to NASDAQ Rule 4460(i)(D).

         "NET HELLMAN SHARES" shall mean the Hellman Shares less that number of Common Shares that are represented by the Hellman Option Shares Proxy plus the Ruud Option Shares Proxy.

         "NET RUUD SHARES" shall mean the Ruud Shares less that number of Common Shares that are represented by the Ruud Option Shares Proxy.

         "OPTION AGREEMENT" shall mean the Option Agreement, of even date herewith, among Purchaser, Hellman and Ruud, under which Purchaser is granted an option to purchase the Hellman Option Shares and the Ruud Option Shares.

         "PERMITTED ISSUANCES" shall mean (i) the issuance or conversion of options issued pursuant to any stock option plan, employee incentive plan, employee stock purchase plan or employee retirement and savings plan approved by the Company's Board of Directors, (ii) the issuance of Conversion Shares, Contingent Shares or Warrant Shares, and (iii) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided (A) such contracts were entered into prior to September 30, 1999, and (B) the number of Common Shares subject to this subclause (iii) shall not exceed 110,000 in the aggregate.


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         "PERSON" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         "PREFERRED SHARES" shall mean the Series A Shares.

         "PROCEEDING" shall have the meaning provided in Section 2.3.

         "PURCHASER" shall mean General Electric Company, a New York corporation.

         "REQUIRED RATIO" shall mean 2 to 1.

         "RUUD OPTION SHARES" shall mean Common Shares owned by Alan J. Ruud, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "RUUD OPTION SHARES PROXY" shall mean the irrevocable proxy granted by Alan J. Ruud, individually, to Purchaser, the form of which is attached hereto as Exhibit D, to, among other things, vote the Ruud Option Shares.

         "RUUD SHARES" shall mean, collectively, all Common Shares held, of record or beneficially, by Alan J. Ruud, individually, and Alan J. Ruud, in his capacity as trustee of the Ruud Voting Trust.

         "RUUD SHARES PROXY" shall mean the irrevocable proxy granted by Alan J. Ruud, individually, and Alan J. Ruud, in his capacity as trustee of the Ruud Voting Trust, to Purchaser, the form of which is attached hereto as Exhibit E, to, among other things, vote the Net Ruud Shares.

         "RUUD VOTING TRUST" shall mean the Voting Trust Agreement, dated as of January 2, 1998, as amended, between Alan J. Ruud, as voting trustee, and certain shareholders of the Company. As used herein, the term Ruud Voting Trust shall include any irrevocable proxies granted to Alan J. Ruud with respect to shares withdrawn from the Ruud Voting Trust and deposited in margin accounts by the beneficial holders thereof.

         "SECOND CONTINGENT WARRANT" shall have the meaning provided in subclause (ii) of clause d. of Section 2.2.

         "SECOND OCCURRENCE FAILURE" shall have the meaning provided in clause
c. of Section 2.2.

         "SERIES A SHARES" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

         "STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement, dated September 28, 1999, between the Company and Purchaser.

         "SUBSIDIARY" of the Company shall mean any other corporation of which more than 50% of the outstanding shares of capital stock having ordinary voting power for the election


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of directors is owned directly or indirectly by the Company, by the Company and one or more Subsidiaries, or by one or more other Subsidiaries.

         "THIRD OCCURRENCE FAILURE" shall have the meaning provided in clause d. of Section 2.2.

         "TOTAL OPTION SHARES" shall mean the number of Common Shares that when combined with all other Common Shares owned by Purchaser or its Affiliates at the time of determination will result in Purchaser having twenty-five percent (25%) of the voting power of the Company's capital stock. The time of determination of the Total Option Shares shall be the first Business Day immediately following Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure.

         "WARRANT" shall mean the warrant in the form of Exhibit 1 attached to the Stock Purchase Agreement.

         "WARRANT SHARES" shall mean Common Shares to be issued upon exercise of the Warrant.

                                    SECTION 2

                THE CONTINGENT WARRANTS AND THE CONTINGENT SHARES

         2.1 AUTHORIZATION OF THE CONTINGENT SHARES; AGREEMENT TO ISSUE SECURITIES AND PROVIDE FINANCIAL ACCOMMODATION. The Company has authorized the issuance and sale on the terms and subject to the conditions of this Agreement of such number of Common Shares as are necessary for the Company to fulfill its obligations under the provisions of Sections 2.2.c(vi) and 2.2.d(iii) of this Agreement (the "Contingent Shares"), in the event Purchaser exercises its rights under either or both of such Sections. This Agreement is and is intended to be an agreement for the issuance of securities by the Company and the providing of financial accommodation to the Company within the meaning of Section 365(c)(2) of Title 11 of the United States Code.

         2.2 EBITDA COVERAGE RATIO; VESTING OF RIGHTS UNDER WARRANTS; ISSUANCE OF CONTINGENT WARRANTS; PROXIES.

               a. The Company shall not permit the average of the Company's EBITDA Ratio for any two consecutive fiscal quarters, commencing with the average for the fiscal quarters ending September 30, 1999 and December 31, 1999, and continuing each fiscal quarter thereafter (each, a "Determination Period"), to be less than the Required Ratio.

               b.   Intentionally Omitted.

               c. Except as provided in clause e. below and subject to with the terms of the Ohio Control Share Acquisition Act, if applicable, upon the second occurrence of the EBITDA Ratio being ess than the Required Ratio for any Determination Period (a "Second Occurrence Failure"):


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                    (i)  The Hellman Shares Proxy shall become effective upon
expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the acquisition of an option and a proxy in respect of the Hellman Option Shares and the Ruud Option Shares pursuant to the Option Agreement, the Hellman Option Shares Proxy and the Ruud Option Shares Proxy (the "Option Waiting Period") and from and after such date Purchaser may exercise its rights under the Hellman Shares Proxy, including, without limitation, its rights to vote the Net Hellman Shares; and

                   (ii) The Hellman Option Shares Proxy shall become effective upon expiration of the Option Waiting Period and from and after such date Purchaser may exercise its rights under the Hellman Option Shares Proxy, including, without limitation, its rights to vote the Hellman Option Shares; and

                  (iii) The Ruud Option Shares Proxy shall become effective upon expiration of the Option Waiting Period and from and after such date Purchaser may exercise its rights under the Ruud Option Shares Proxy, including, without limitation, its rights to vote the Ruud Option Shares; and

                   (iv)  Purchaser shall exercise the Warrant; and

                    (v) Purchaser shall have the right and option to purchase the Ruud Option Shares and the Hellman Option Shares pursuant to the terms of the Option Agreement, the form of which is attached hereto as Exhibit F. The parties acknowledge and agree that in determining the number of Total Option Shares the Warrant Shares will be counted among the Common Shares owned by Purchaser. The Option Agreement shall provide, among other things, that the Options (as defined in the Option Agreement) may be exercised only after all governmental and regulatory approvals (including, without limitation, any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) necessary in connection with Purchaser's ownership of a 25% interest in the Company have been obtained and that the Option Period (as defined in the Option Agreement) shall be extended so that it expires on the later of: (A) the one-year anniversary of the date of Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure and (B) the close of business on the 30th day following receipt of all necessary governmental and regulatory approvals necessary in connection with Purchaser's ownership of a 25% interest in the Company; and

                    (vi) Subject to NASDAQ Approval, the Company shall issue to Purchaser a warrant in the form attached hereto as EXHIBIT 2.2(c) (the "First Contingent Warrant") granting Purchaser the right to purchase, in accordance with the terms set forth in such First Contingent Warrant and at the Current Market Price (determined at the time the event giving rise to the issuance of the First Contingent Warrant occurred), that number of additional Common Shares necessary to give Purchaser a majority of the voting power of the Company's capital stock (assuming for purposes of making such determination that (A) Purchaser has fully exercised the Warrant, (B) Purchaser has not transferred, or transferred the right to vote, any Warrant Shares, Preferred Shares or Conversion Shares, and (C) Purchaser has the power and authority to vote the Hellman Shares and the Ruud Shares). The First Contingent Warrant shall be delivered to Purchaser no later than the third Business Day following the Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure.


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

               d. Except as provided in clause e. below and subject to compliance with the terms of the Ohio Control Share Acquisition Act, if applicable, upon the third occurrence of the EBITDA Ratio being less than the Required Ratio for any Determination Period (a "Third Occurrence Failure"):

                    (i) The Ruud Shares Proxy shall become effective (provided the Option Waiting Period has lapsed as of such date) and from and after such date Purchaser may exercise its rights under the Ruud Shares Proxy, including, without limitation, its rights to vote the Net Ruud Shares; and

                    (ii) The Excess Hellman Shares Proxy shall become effective (provided the Option Waiting Period has lapsed as of such date) and from and after such date Purchaser may exercise its rights under the Excess Hellman Shares Proxy, including, without limitation, its rights to vote the Excess Hellman Shares; and

                    (iii) Subject to NASDAQ Approval, the Company shall issue to Purchaser a warrant (in addition to any First Contingent Warrant issued to Purchaser in accordance with Section 2.2.c (vi) hereof) in the form attached hereto as EXHIBIT 2.2(d) (the "Second Contingent Warrant") granting Purchaser the right to purchase, in accordance with the terms set forth in such Second Contingent Warrant and at the Current Market Price (determined at the time the event giving rise to the issuance of the Second Contingent Warrant occurred) that number of additional Common Shares necessary to give Purchaser a majority of the voting power of the Company's capital stock (taking into account the Hellman Shares and the Ruud Shares over which the Company has actual voting control pursuant to the provisions of this Section 2.2 and assuming for the purpose of making such determination that (A) Purchaser has fully exercised the Warrant and (B) Purchaser has not transferred, or transferred the right to vote, any Warrant Shares, Preferred Shares or Conversion Shares). The Second Contingent Warrant shall be delivered to Purchaser no later than the third Business Day following the Third Occurrence Failure.

               e. If the EBITDA Ratio for any three consecutive fiscal quarters immediately preceding a failure by the Company to meet the Required Ratio for a Determination Period, other than the first Determination Period ending December 31, 1999, is at least 2 to 1, then the failure to meet the Required Ratio for such Determination Period (the "Most Recent Determination Period") shall not be deemed to be a "Second Occurrence Failure" or a "Third Occurrence Failure", as the case may be, for the purposes of this Section 2.2; provided, however, that the EBITDA Ratio for the last full fiscal quarter included in the Most Recent Determination Period will be the EBITDA Ratio for the first full fiscal quarter included in the determination of the Required Ratio for the Determination Period immediately succeeding the Most Recent Determination Period.

               f. The Company shall deliver to Purchaser (i) as soon as practicable following, but in no event later than the 45th Business Day following, the end of each fiscal quarter of the Company, commencing with the fiscal quarter ending December 31, 1999, an "agreed upon procedures" letter of the Company's independent certified public accountants in the form of Exhibit 2.2f(i) setting forth the calculation of the EBITDA Ratio (together with such supporting information as Purchaser may reasonably request to verify the EBITDA Ratio) for the most recently completed Determination Period, and (ii) as soon as practicable following, but in


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no event later than the 90th Business Day following the end of each fiscal year of the Company, commencing with the fiscal year ending June 30, 2000, a certificate of the Company's independent certified public accountants in the form of Exhibit 2.2f(ii) setting forth the calculation of the EBITDA Ratio (together with such supporting information as Purchaser may reasonably request to verify the EBITDA Ratio) for such fiscal year and for the most recently completed Determination Period and certifying that such calculations are true and correct (each such letter and certificate is referred to as an "Accountant's Certificate").

         2.3 PURCHASER'S RIGHTS IN THE EVENT OF GOVERNMENTAL PROCEEDING. If any action or proceeding (a "Proceeding") before any Governmental Body or agency is pending or threatened against the Company or any beneficial owner of 5% or more of any class of equity securities of the Company (a "Company Beneficial Owner"), including, without limitation, any Proceeding (i) seeking to adjudicate the Company or any Company Beneficial Owner a bankrupt or insolvent or seeking the appointment of a receiver, trustee, custodian or other similar official for it, him or her or for any substantial part of its, his or her assets, or (ii) in which the Company or any Company Beneficial Owner shall seek protection or relief under any law relating to bankruptcy, insolvency, relief or protection of debtors, and such Proceeding, directly or indirectly, prevents Purchaser from exercising or realizing any of its rights under clauses c. or d. of Section 2.2 of this Agreement, then, automatically and without further action on the part of the Company or Purchaser, Purchaser shall be entitled to simultaneously exercise or realize its rights under clauses c. and d.of Section 2.2 of this Agreement to the same extent as if there had occurred a Second Occurrence Failure and a Third Occurrence Failure.

                                    SECTION 3

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         3.1 INVESTMENT. At the time of any Second Occurrence Failure or a Third Occurrence Failure, and at the time of any exercise by Purchaser of any of its purchase rights under the First Contingent Warrant or the Second Contingent Warrant, Purchaser will be acquiring, respectively, the First Contingent Warrant and the Second Contingent Warrant, and the Contingent Shares, for investment for Purchaser's own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that none of the Contingent Shares have been, nor will they be (other than in accordance with the terms of the Registration Rights Agreement referred to in
Section 4.1(g)(ii) of the Stock Purchase Agreement), registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein.

                                    SECTION 4

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

         4.1 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to issue the First Contingent Warrant and the Second Contingent Warrant are subject to the satisfaction of each of the following conditions precedent, to the extent applicable, on or


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

before the applicable Second Occurrence Failure and Third Occurrence Failure, respectively, unless waived by the Company in writing:

               a. REPRESENTATIONS TRUE. All of the representations and warranties made by Purchaser to the Company in this Agreement shall be true and correct when made and, in all material respects, as of the applicable Second Occurrence Failure and Third Occurrence Failure, respectively.

               b. REGULATORY APPROVALS. Purchaser and the Company shall have received all governmental and other approvals required under any applicable laws, statutes, orders, rules, regulations or policies, or any guidelines promulgated thereunder, including, without limitation, under the Hart-Scott-Rodino Antitrust Improvements Act, as amended.

                                    SECTION 5

                                  MISCELLANEOUS

         5.1 EXPENSES. The Company will pay, or reimburse Purchaser and hold Purchaser harmless against liability for the payment of, all stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement, the issuance of the First Contingent Warrant or the Second Contingent Warrant and the issuance, purchase and delivery of Contingent Shares.

         5.2 BINDING AGREEMENT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Purchaser shall not have the right to assign this Agreement or any of its rights and obligations hereunder, except to any Affiliate of Purchaser, without the consent of the Company.

         5.3 NOTICES. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar service) or three (3) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such party:

                a.  If to Purchaser:

                    GE Lighting
                    1975 Noble Rd.
                    Cleveland, OH 44112
                    Attention: President and Chief Executive Officer
                    Facsimile: (216) 266-8699


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

                    with a copy to:

                    GE Lighting
                    1975 Noble Rd.
                    Cleveland, OH 44112
                    Attention: General Counsel
                    Facsimile: (216) 266-3856

                b.  If to the Company:

                    Advanced Lighting Technologies, Inc.
                    32000 Aurora Road
                    Solon, Ohio 44139
                    Attention:  CEO

                    with a copy to:

                    Cowden, Humphrey & Sarlson Co., L.P.A.
                    1414 Terminal Tower
                    Cleveland, Ohio 44113
                    Attention:  James S. Hogg, Esq.
                    Facsimile: (216) 241-2881

         5.4 WAIVER. No delay on the part of any party hereto with respect to the exercise of any right, power, privilege, or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege, or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege, or remedy. No modification or waiver by either party hereto of any provision of this Agreement, or consent to any departure by the other party therefrom, shall be effective in any event unless in writing as set forth in Section 5.3, and then only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, each party hereto shall have the right to waive compliance by the other party with any of the provisions hereof, or to modify such provisions to a less restrictive obligation of the other party on such terms as such party shall determine, with or without prior notice to the other party.

         5.5 REMEDIES. The rights, powers, privileges, and remedies hereunder are cumulative and not exclusive of any other right, power, privilege, or remedy the parties hereto would otherwise have.

         5.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between Purchaser and the Company with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof.

         5.7 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         5.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         5.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         5.10 CROSS-REFERENCES. References in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

         5.11 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         5.12 AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and Purchaser. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

         5.13 TERM. This Agreement shall commence on the date hereof and end on the eleventh anniversary of the date hereof.

         5.14 RIGHT TO PURCHASE. Except for Permitted Issuances, if at any time after a Third Occurrence Failure the Company authorizes the issuance or sale of any equity securities or securities containing options or rights to acquire any shares of equity securities of the Company (any such securities or debt, the "Offered Securities"), then, subject to NASDAQ Approval, the Company shall first offer to sell the Offered Securities to Purchaser by written notice to Purchaser (the "Company Notice"). Purchaser may elect to purchase Purchaser's pro rata share (determined by the ratio of Purchaser's then existing holdings of Common Shares and Common Share equivalents (including, without limitation, Conversion Shares) to the total holdings of all shareholders of the Company on a fully diluted basis (assuming exercise of the Warrant immediately prior to the date of the applicable purchase in accordance with the terms of the Warrant) of the Offered Securities at the price and on the terms specified in the Company Notice by delivering written notice of such election to the Company within 20 days after delivery of the Company Notice. Upon the expiration of the offering period described above, the Company shall be entitled to sell such of the Offered Securities which the Purchaser has not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Purchaser. Any Offered Securities offered or sold by the Company after such 90-day period must be reoffered to the Purchaser pursuant to the terms of this Section 5.14. The rights of Purchaser under this Section 5.14 shall terminate upon expiration of the term of this Agreement as set forth in Section 5.13 hereof.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed in the name and on behalf of each of them by one of their respective officers, thereunto duly authorized, as of the date first above written.

                                  THE COMPANY:
                                  ADVANCED LIGHTING TECHNOLOGIES, INC.

                                  By: /s/ Wayne Hellman
                                     ------------------------------------
                                   Name: Wayne R. Hellman
                                         --------------------------------
                                   Title: Chairman & CEO
                                          -------------------------------

                                  /s/ Wayne R. Hellman
                                  ---------------------------------------
                                  Wayne R. Hellman


                                  /s/ Wayne Hellman
                                  ---------------------------------------
                                  Wayne R. Hellman, as voting trustee
                                  under Voting Trust Agreement dated
                                  October 10, 1995, as amended


                                  Hellman Ltd.

                                  By: /s/ Wayne Hellman
                                     ------------------------------------
                                   Its: Managing Member
                                       ----------------------------------

                                  /s/ Alan J. Ruud
                                  ---------------------------------------
                                  Alan J. Ruud

                                  /s/ Alan J. Ruud
                                  ---------------------------------------
                                  Alan J. Ruud, as voting trustee under
                                  Voting Trust Agreement dated
                                  January 2, 1998, as amended


                                  PURCHASER:
                                  GENERAL ELECTRIC COMPANY

                                  By: /s/ MS Zafirovski
                                     ------------------------------------
                                   Name: Mike S. Zafirovski
                                         --------------------------------
                                   Title:  President and CEO, GE Lighting
                                           ------------------------------

                                    EXHIBIT A

                              EXCESS HELLMAN SHARES
                              ---------------------

                                IRREVOCABLE PROXY
                                -----------------

The undersigned each hereby appoint GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of each of the undersigned, with full power of substitution, with respect to the Excess Hellman Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Excess Hellman Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Excess Hellman Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective from and after the later of (i) the date of expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement), or (ii) the date of receipt by GE of the Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating a Third Occurrence Failure (as defined in the Contingent Warrant Agreement), and shall terminate on the date of termination of the Hellman Shares Proxy (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the respective heirs, personal representatives, successors, and assigns of each of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, incompetency, dissolution or termination of any of the undersigned, or their respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.

The undersigned hereby execute and grant this proxy as of the _______ day of __________, 1999.



                                         ---------------------------------------
                                         Wayne R. Hellman



                                         ---------------------------------------
                                         Wayne R.  Hellman,  as voting  trustee
                                         under  Voting Trust Agreement dated
                                         October 10, 1995, as amended



                                         HELLMAN, LTD.


                                         By:____________________________________
                                         Its:___________________________________

                                    EXHIBIT B
                                    ---------
                             HELLMAN OPTION SHARES
                             ---------------------
                               IRREVOCABLE PROXY
                               -----------------

The undersigned hereby appoints GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of the undersigned, with full power of substitution, with respect to the Hellman Option Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Hellman Option Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Hellman Option Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective upon expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement) and shall end on the earlier of: (i) the Redemption Date (as defined in Second Amended and Restated Articles of Incorporation of the Company, as amended), if during the three (3) year period immediately preceding the Redemption Date GE shall not have received an Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating an occurrence of the EBITDA Ratio (as defined in the Contingent Warrant Agreement) being less than the Required Ratio (as defined in the Contingent Warrant Agreement) for any Determination Period (as defined in the Contingent Warrant Agreement), or (ii) eleven (11) years after the date GE has received the Accountant's Certificate indicating a Second Occurrence Failure (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the heirs, personal representatives, successors, and assigns of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, or incompetency of the undersigned, or his respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.

The undersigned hereby executes and grants this proxy as of the _______ day of __________, 1999.




                                         ---------------------------------------
                                         Wayne R. Hellman

                                    EXHIBIT C
                                    ---------
                               NET HELLMAN SHARES
                               ------------------
                               IRREVOCABLE PROXY
                               -----------------

The undersigned each hereby appoint GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of each of the undersigned, with full power of substitution, with respect to the Net Hellman Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Net Hellman Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Net Hellman Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. To the extent either of the Hellman Option Shares Proxy (as defined in the Contingent Warrant Agreement) or the Ruud Option Shares Proxy (as defined in the Contingent Warrant Agreement) is deemed to be invalid or unenforceable, additional Hellman Shares (as defined in the Contingent Warrant Agreement) in an amount equal to the number of Common Shares (as defined in the Contingent Warrant Agreement) subject to such invalid or unenforceable proxy shall be subject to the proxy granted hereunder. The proxy granted hereunder shall be effective upon expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement) and shall end on the earlier of: (i) the Redemption Date (as defined in Second Amended and Restated Articles of Incorporation of the Company, as amended), if during the three (3) year period immediately preceding the Redemption Date GE shall not have received an Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating an occurrence of the EBITDA Ratio (as defined in the Contingent Warrant Agreement) being less than the Required Ratio (as defined in the Contingent Warrant Agreement) for any Determination Period (as defined in the Contingent Warrant Agreement), or (ii) eleven (11) years after the date GE has received the Accountant's Certificate indicating a Second Occurrence Failure (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the respective heirs, personal representatives, successors, and assigns of each of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, incompetency, dissolution or termination of any of the undersigned, or their respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.

The undersigned hereby execute and grant this proxy as of the _______ day of __________, 1999.


                                        ----------------------------------------
                                        Wayne R. Hellman


                                        ---------------------------------------
                                        Wayne R.  Hellman,  as voting  trustee
                                        under  Voting Trust Agreement dated
                                        October 10, 1995, as amended


                                        HELLMAN, LTD.


                                        By:_____________________________________
                                        Its:____________________________________

                                    EXHIBIT D
                                    ---------
                               RUUD OPTION SHARES
                               ------------------
                               IRREVOCABLE PROXY
                               -----------------

The undersigned hereby appoints GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of the undersigned, with full power of substitution, with respect to the Ruud Option Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Ruud Option Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Ruud Option Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective upon expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement) and shall end on the earlier of: (i) the Redemption Date (as defined in Second Amended and Restated Articles of Incorporation of the Company, as amended), if during the three (3) year period immediately preceding the Redemption Date GE shall not have received an Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating an occurrence of the EBITDA Ratio (as defined in the Contingent Warrant Agreement) being less than the Required Ratio (as defined in the Contingent Warrant Agreement) for any Determination Period (as defined in the Contingent Warrant Agreement), or (ii) eleven (11) years after the date GE has received the Accountant's Certificate indicating a Second Occurrence Failure (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the heirs, personal representatives, and assigns of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, or incompetency of the undersigned, or his respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.


The undersigned hereby executes and grants this proxy as of the _______ day of __________, 1999.




                                         ---------------------------------------
                                         Alan J. Ruud

                                    EXHIBIT E
                                    ---------
                                   RUUD SHARES
                                   -----------
                                IRREVOCABLE PROXY
                                -----------------

The undersigned each hereby appoint GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of each of the undersigned, with full power of substitution, with respect to the Net Ruud Shares (as defined in the Contingent Warrant Agreement dated _________, 1999, between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Net Ruud Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Net Ruud Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective from and after the later of (i) the date of expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement), or (ii) the date of receipt by GE of the Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating a Third Occurrence Failure (as defined in the Contingent Warrant Agreement), and shall terminate on the date of termination of the Hellman Shares Proxy (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the respective heirs, personal representatives, successors, and assigns of each of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, incompetency, dissolution or termination of any of the undersigned, or their respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.


The undersigned hereby execute and grant this proxy as of the _______ day of __________, 1999.




                                         ---------------------------------------
                                         Alan J. Ruud



                                         ---------------------------------------
                                         Alan J.  Ruud,  as voting  trustee
                                         under the  Voting Trust Agreement dated
                                         January 2, 1998, as amended

                                   EXHIBIT F
                                   ---------
                                OPTION AGREEMENT
                                ----------------


                  THIS OPTION AGREEMENT (this "Agreement"), dated as of September 30, 1999, is among General Electric Company, a New York corporation ("Purchaser"), Wayne R. Hellman ("Hellman"), and Alan J. Ruud ("Ruud"). Hellman and Ruud are hereinafter sometimes collectively referred to the "Shareholders".

                                    RECITALS:
                                    ---------

         A. The Shareholders are shareholders of Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company").

         B. The Company and Purchaser are parties to a Stock Purchase Agreement, dated September 28, 1999, under which the Company has agreed, among other things, to sell and Purchaser has agreed to purchase 761,250 shares of preferred stock of the Company (the "Stock Purchase Agreement").

         C. The Company, Purchaser, the Shareholders and certain trusts controlled by the Shareholders are parties to a Contingent Warrant Agreement of even date herewith (the "Contingent Warrant Agreement"), under which the Company has agreed to issue to Purchaser warrants to purchase Common Shares of the Company upon the happening of certain events and the Shareholders have agreed to grant Purchaser proxies to vote and options to purchase certain shares of common stock of the Company held by the Shareholders.

         D. It is a condition to Purchaser's consummating the transactions contemplated by the Stock Purchase Agreement that the Shareholders enter into this Agreement and grant the options contemplated hereby on the terms and subject to the conditions contained herein.

                  NOW, THEREFORE, based upon the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS.
                             ---------  ------------

         The following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Accountant's Certificate" shall have the meaning ascribed thereto in clause f. of Section 2.2 of the Contingent Warrant Agreement.

         "Affiliate" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall mean this Option Agreement as originally executed and as amended, modified or supplemented from time to time.

         "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving effect to the discount for (i) a minority interest, or (ii) any lack of liquidity of the Common Share, or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by Purchaser and acceptable to the Shareholders. If the investment banking or valuation firm selected by Purchaser is not acceptable to the Shareholders and the Purchaser and the Shareholders cannot agree on a mutually acceptable investment banking or valuation firm, then Purchaser and the Shareholders, collectively, shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Shareholders shall retain, at their sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Agreement.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

         "Common Shares" shall mean the Common Shares, par value $.001, of the Company.

         "Company" shall mean Advanced Lighting Technologies, Inc., an Ohio corporation.

         "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement, of event date herewith, among the Company, Purchaser, the Shareholders and certain trusts controlled by the Shareholders.

         "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for twenty (20) consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or
(iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by Purchaser and the Shareholders or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by Purchaser and one of which shall be selected by the Shareholders.

         "Determination Period" shall mean any two consecutive fiscal quarters, commencing with the fiscal quarters ending September 30, 1999 and December 31, 1999, and continuing each fiscal quarter thereafter.

         "EBITDA" shall mean, for any period and without duplication, net earnings (loss) of the Company and its Subsidiaries determined on a consolidated basis for such period plus the sum of the following amounts (but only to the extent included in determining net income
(loss) for such period): (i) depreciation and amortization expense for such period, plus (ii) Interest Expense for such period, plus (iii) the amount of any reduction pursuant to the proviso of the definition of Interest Expense in this
Section 1, plus (iv) income tax expense in respect of such period, minus (v) extraordinary gains and gains from sales of assets for such period, plus (vi) extraordinary losses and losses from sales of assets for such period. EBITDA shall be determined using generally accepted accounting principles and practices in effect on the date of this Agreement.

         "EBITDA Ratio" shall mean, for any period of determination, the ratio of (i) EBITDA to (ii) Interest Expense.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

         "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof and consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

         "Hellman" shall mean Wayne R. Hellman.

         "Hellman Option" shall have the meaning provided in Section 2.1.

         "Hellman Option Shares" shall mean Common Shares owned by Hellman, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "Interest Expense" shall mean, for any period (a) the total consolidated interest expense of the Company and its Subsidiaries determined on a consolidated basis and in any event shall include all interest expense with respect to any indebtedness in respect of which the Company or any Subsidiary is wholly or partially liable excluding interest on indebtedness to the Company from any Subsidiary and interest on indebtedness to any Subsidiary from the Company; provided, however, the amount of interest expense determined in accordance with GAAP for any period shall be reduced by any amortization of deferred financing costs in an amount up to but not exceeding $125,000 with respect to any single fiscal quarter, minus (b) gross interest income of the Company and its Subsidiaries determined on a consolidated basis.

         "Option Closing" shall have the meaning provided in Section 2.5.

         "Option Notice" shall have the meaning provided in Section 2.5.

         "Option Period" shall have the meaning provided in Section 2.3.

         "Option Purchase Price" shall have the meaning provided in Section 2.4.

         "Options" shall have the meaning provided in Section 2.2.

         "Person" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         "Purchaser" shall mean General Electric Company, a New York corporation.

         "Required Ratio" shall mean 2 to 1.

         "Ruud" shall mean Alan J. Ruud.

         "Ruud Option" shall have the meaning provided in Section 2.2.

         "Ruud Option Shares" shall mean Common Shares owned by Ruud, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "Second Occurrence Failure" shall mean the second occurrence of the Company's EBITDA Ratio being less than the Required Ratio for any Determination Period.

         "Shareholders" shall mean Hellman and Ruud, collectively.

         "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated September 28, 1999, between the Company and Purchaser.

         "Subsidiary" of the Company shall mean any other corporation of which more than 50% of the outstanding shares of capital stock having ordinary voting power for the election of directors is owned directly or indirectly by the Company, by the Company and one or more Subsidiaries, or by one or more other Subsidiaries.

         "Total Option Shares" shall mean the number of Common Shares that when combined with all other Common Shares owned by Purchaser or its Affiliates at the time of determination will result in Purchaser having twenty-five percent (25%) of the voting power of the Company's capital stock. The time of determination of the Total Option Shares shall be the first Business Day immediately following Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure.

                          ARTICLE II. OPTION AGREEMENT
                          ----------- ----------------

                  SECTION 2.1. GRANT OF HELLMAN OPTION. Hellman does hereby grant to Purchaser, or Purchaser's nominee, the exclusive and irrevocable right, privilege and option (the "Hellman Option") to purchase at any time or from time to time during the Option Period, upon the terms and conditions set forth herein, all but not less than all of the Hellman Option Shares (such Hellman Option Shares being subject to adjustment from time to time to take into account any action taken by the Company in respect of its Common Shares, including, without limitation, stock splits, dividends, combinations and reclassifications), or any securities into which the Hellman Option Shares hereafter may be converted.

                  SECTION 2.2. GRANT OF RUUD OPTION. Ruud does hereby grant to Purchaser, or Purchaser's nominee, the exclusive and irrevocable right, privilege and option (the "Ruud Option") to purchase at any time or from time to time during the Option Period, upon the terms and conditions set forth herein, all but not less than all of the Ruud Option Shares (such Ruud Option Shares being subject to adjustment from time to time to take into account any action taken by the Company in respect of its Common Shares, including, without limitation, stock splits, dividends, combinations and reclassifications), or any securities into which the Ruud Option Shares hereafter may be converted. The Hellman Option and the Ruud Option are hereinafter sometimes collectively referred to as the "Options".

         SECTION 2.3. OPTION PERIOD. The Options are granted on the date hereof and may be exercised by Purchaser from and after the date Purchaser has received the Accountant's Certificate indicating a Second Occurrence Failure and ending on the date that is the later of (i) the one (1) year anniversary of the date of Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure, and (ii) the close of business on the 30th day following receipt of all governmental and regulatory approvals (including, without limitation, any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) necessary in connection with Purchaser's ownership of a twenty-five percent (25%) interest in the Company (the "Option Period").

         SECTION 2.4. PURCHASE PRICE. The purchase price of the Hellman Option Shares and the Ruud Option Shares shall be the Current Market Price of such shares at the time of the Second Occurrence Failure.

         SECTION 2.5. EXERCISE OF THE OPTIONS. Purchaser may exercise the Options at any time during the Option Period by delivery to Hellman, with respect to the exercise of the Hellman Option, and to Ruud, with respect to the exercise of the Ruud Option, of written notice thereof at the notice address for Hellman and Ruud, respectively, set forth in Section 4.4 hereof (an "Option Notice"). The Hellman Option and the Ruud Option must both be exercised if either is exercised. The closing (an "Option Closing") of the purchase and sale of the Hellman Option Shares or the Ruud Option Shares, as the case may be, shall occur as soon as practicable after the delivery of the Option Notice pertaining to such shares but in no event later than ten (10) days from the date of delivery of that Option Notice. The obligation of Purchaser to consummate the purchase of any of the Hellman Option Shares or the Ruud Option Shares at any Option Closing is conditioned upon the receipt by the Company and the Shareholders of all governmental and regulatory approvals required for the ownership of the Hellman Option Shares or the Ruud Option Shares, as the case may be. At an Option Closing, certificates representing the Hellman Option Shares or the Ruud Option Shares, as the case may be, shall be delivered, together with stock powers duly executed in blank, to the Purchaser free and clear of any and all claims, liens, charges, pledges or encumbrances and the Purchaser shall deliver to Hellman and Ruud, as the case may be, their respective allocable portion of the Option Purchase Price. Hellman and Ruud shall pay any and all transfer and similar taxes imposed in connection with the sale of the Hellman Option Shares and the Ruud Option Shares to Purchaser.

                   ARTICLE III. REPRESENTATIONS AND WARRANTIES
                   -----------  ------------------------------

         The Shareholders jointly and severally represent and warrant to Purchaser as follows:

         SECTION 3.1. CAPACITY; BINDING OBLIGATION. Each Shareholder has the capacity to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement constitutes (or will constitute when executed and delivered) a legal, valid, and binding obligation of each Shareholder, enforceable against each Shareholder in accordance with its terms. Neither the execution, delivery, and performance of this Agreement, nor the sale of the Hellman Option Shares or the Ruud Option Shares will violate any provision of any law, any order of any court or other agency of government, the Second Amended and Restated Articles of Incorporation of the Company, as amended, the Code of Regulations of the Company or any agreement or instrument to which either Shareholder is a party or by which either Shareholder is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time, or both) a default under any such agreement or instrument.

         SECTION 3.2. SECURITIES. As of the date hereof, the Hellman Option Shares and the Ruud Option Shares are duly authorized, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in writing to the Purchaser, the Hellman Option Shares and the Ruud Option Shares are owned by Hellman and Ruud, respectively, free and clear of all liens, encumbrances and restrictions on transfer, other than restrictions contained in this Agreement, the Contingent Warrant Agreement and under applicable state and federal securities laws. Following the sale of the Hellman Option Shares or the Ruud Option Shares or both to Purchaser in accordance with this Agreement, such shares will be duly authorized, validly issued, fully paid and nonassessable and will be owned by Purchaser free and clear of all liens, encumbrances and restrictions on transfer, other than restrictions under applicable state and federal securities laws.

                            ARTICLE IV. MISCELLANEOUS
                            ----------  -------------

         SECTION 4.1. BINDING EFFECT. The Options granted herein shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, administrators, successors and assigns.

         SECTION 4.2. NO OUTSIDE REPRESENTATIONS. This Agreement shall be deemed to contain all of the terms and conditions agreed upon by the parties, it being understood that there are no outside representations or oral agreements of the parties other than those contained in the Contingent Warrant Agreement.

         SECTION 4.3. ASSIGNMENT. Purchaser shall not have the right to assign this Agreement or any of its rights and obligations hereunder, except to any Affiliate of Purchaser, without the consent of the Company.

         SECTION 4.4. NOTICES. All notices given hereunder shall be in writing and deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by Federal Express or other similar overnight service, addressed to the party to whom directed at the address set forth below, or to such other address as may from time to time be designated by notice given in the manner provided in this Section 4.4 or when delivered personally.

         Purchaser:          GE Lighting
                             1975 Noble Rd.
                             Cleveland, OH 44112
                             Attention:  President and Chief Executive Officer

         With a copy to:     GE Lighting
                             1975 Noble Rd.
                             Cleveland, OH 44112
                             Attention: General Counsel

         The Shareholders:   Wayne R. Hellman
                             c/o Advanced Lighting Technologies, Inc.
                             32000 Aurora Road
                             Solon, Ohio 44139

         With a copy to:     Cowden, Humphrey & Sarlson Co., L.P.A.
                             1414 Terminal Tower
                             Cleveland, Ohio 44113
                             Attention:  James S. Hogg, Esq.
                             Facsimile: (216) 241-2881

         and:                Alan J. Ruud
                             c/o Advanced Lighting Technologies, Inc.
                             32000 Aurora Road
                             Solon, Ohio 44139

         With a copy to:     Cowden, Humphrey & Sarlson Co., L.P.A.
                             1414 Terminal Tower
                             Cleveland, Ohio 44113
                             Attention:  James S. Hogg, Esq.
                             Facsimile: (216) 241-2881

         SECTION 4.5. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4.6. PRUDENTIAL LETTER. At the time of execution of this Agreement, the Shareholders shall deliver to Purchaser a letter executed by a duly authorized officer of Prudential Securities substantially in the form of Exhibit A attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                   PURCHASER:

                                   GENERAL ELECTRIC COMPANY


                                   By:_______________________________________
                                          Name:______________________________
                                          Title:_____________________________


                                   THE SHAREHOLDERS:



                                   ------------------------------------------
                                   Wayne R. Hellman



                                   ------------------------------------------
                                   Alan J. Ruud

                                 EXHIBIT 2.2(c)
                           [First Contingent Warrant]







                                     WARRANT
                          to Purchase Common Shares of
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                                TABLE OF CONTENTS





SECTION                                                                    PAGE



1.    DEFINITIONS..........................................................1
2.    EXERCISE OF WARRANT..................................................5
      2.1.     Manner of Exercise..........................................5
      2.2.     Payment of Taxes............................................6
      2.3.     Fractional Shares.......................................... 6
      2.4.     Continued Validity......................................... 6
3.    TRANSFER, DIVISION AND COMBINATION.................................. 6
      3.1.     Transfer................................................... 6
      3.2.     Division and Combination................................... 7
      3.3.     Expenses................................................... 7
      3.4.     Maintenance of Books....................................... 7
4.    ADJUSTMENTS......................................................... 7
      4.1.     Share Dividends, Subdivisions and Combinations............. 7
      4.2      Certain Other Distributions and Adjustments................ 8
      4.4.     Other Provisions Applicable to Adjustments
               Under This Section ........................................ 8
      4.5.     Reorganization, Reclassification, Merger,
               Consolidation or Disposition of Assets .................... 9
      4.6.     Other Action Affecting Common Shares.......................10
5.    NOTICES TO WARRANT HOLDERS..........................................10
      5.1.     Notice of Adjustments......................................10
      5.2.     Notice of Corporate Action.................................10
6.    NO IMPAIRMENT.......................................................11
7.    RESERVATION AND AUTHORIZATION OF COMMON SHARES;
      REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY ........11
8.    TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS..................12
9.    RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS......................12
      9.1.     Restrictive Legend.........................................12
      9.2.     Notice of Proposed Transfers; Requests for Registration ...13
      9.3.     Registration...............................................13
10.   SUPPLYING INFORMATION...............................................13
11.   LOSS OR MUTILATION..................................................13
12.   OFFICE OF THE COMPANY...............................................13
13.   FINANCIAL AND BUSINESS INFORMATION..................................13
      13.1.    Quarterly Information......................................13
      13.2.    Annual Information.........................................14
      13.3.    Filings....................................................14
14.   LIMITATION OF LIABILITY.............................................14
15.   MISCELLANEOUS.......................................................15
      15.1.    Nonwaiver and Expenses.....................................15
      15.2.    Notice Generally...........................................15
      15.3.    Remedies...................................................15
      15.4.    Successors and Assigns.....................................16
      15.5.    Amendment..................................................16

         15.6.    Severability............................................16
         15.7.    Headings................................................16
         15.8.    Governing Law...........................................16


SIGNATURES

EXHIBITS



Exhibit A - Subscription Form

Exhibit B - Assignment Form

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.
                                                        INITIAL WARRANT PRICE
                                                        $____________ PER SHARE


                                     WARRANT

                          To Purchase Common Shares of

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

     THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company"), up to __________________ Common Shares (as hereinafter defined) (such Common Shares, subject to adjustment as provided herein, are referred to herein as the "Warrant Shares") as described herein, in whole or in part, including fractional parts, at the Current Warrant Price (as defined herein) per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  Terms used in this Warrant have the respective meanings set forth below:

                  "Additional Issuance" shall have the meaning set forth in
Section 4.3(a).

                  "Additional Common Shares" shall mean all Common Shares issued by the Company after the date hereof, other than Conversion Shares, Contingent Shares or Warrant Shares.

                  "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of the Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking or valuation firm selected by Company is not acceptable to the Majority

Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

                  "Common Share" shall mean (except where the context otherwise indicates) a Common Share, $0.001 par value, of the Company as constituted on the date hereof, and any capital stock into which such Common Share may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of capital stock of the Company and which is not subject to redemption and (ii) capital stock of any successor or acquiring corporation received by or distributed to the holders of Common Shares of the Company in the circumstances contemplated by Section 4.5.

                  "Contingent Shares" shall mean Common Shares to be issued upon the exercise of any right to purchase Common Shares pursuant to the Contingent Warrant Agreement.

                 "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement, dated as of September 30, 1999, between the Company and General Electric Company.

                 "Conversion Shares" shall mean the Common Shares issued or issuable upon the conversion of the Series A Shares.

                  "Convertible Securities" shall mean warrants, evidences of indebtedness, shares of capital stock or other securities that are exercisable for, convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or (iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

                  "Current Warrant Price" shall mean the Initial Warrant Price, as adjusted from time to time in the case of share dividends, subdivisions and combinations as set forth in Section 4.1 hereof.

                   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                   "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean ______________, 200__.

                  "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE" shall mean General Electric Company, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

                  "Initial Warrant Price" shall mean the Initial Warrant Price per Common Share set forth on the first page hereof.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of Common Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "NASDAQ-NMS" shall mean the NASDAQ National Market System.

                  "New Securities" shall have the meaning set forth in Section 4.3(a).

                  "New Securities Warrant" shall have the meaning set forth in
Section 4.3(a).

                  "Other Property" shall have the meaning set forth in Section 4.5.

                  "Permitted Issuances" shall mean (a) the issuance or conversion of options issued to employees pursuant to any stock option plan or employee incentive plan approved by the Company's board of directors, (b) the issuance of Warrant Shares, Contingent Shares or Conversion Shares and (c) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided that (i) such contracts were entered into prior to September 30, 1999, and (ii) the number of Common Shares subject to this Subparagraph (c) shall not exceed 110,000 in the aggregate.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Statement" shall have the meaning set forth in
Section 9.4.

                  "Restricted Common Shares" shall mean Common Shares that are, or upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Series A Shares" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Share or of any interest in either thereof that would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Shares" shall have the meaning set forth in the introductory paragraph on the first page hereof.

2.       EXERCISE OF WARRANT

                  2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), Holder may exercise this Warrant, on any Business Day, for all or any part of the Warrant Shares. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 32000 Aurora Road, Solon, Ohio 44139, or at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or other payment as provided below and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by (i) certified or official bank check, and/or (ii) Holder's surrender to the Company of that number of Warrant Shares (or the right to receive such number of shares) or Common Shares having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

                  2.2. PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. If any fraction of a share would, but for this Section, be issuable upon exercise of this Warrant, in lieu of such fractional share, the Company may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise or, if there is no Current Market Price on such date, the Current Warrant Price per Common Share, adjusted to reflect equitably share dividends, subdivisions and combinations after the date hereof.

                  2.4. CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 15 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. TRANSFER. Subject to compliance with Section 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

                  3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of Common Shares for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below in accordance with Section 5.1.

                  4.1. SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                  (b) subdivide its outstanding Common Shares into a larger number of Common Shares, or

                  (c) combine its outstanding Common Shares into a smaller number of Common Shares, then (i) the number of Common Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares that a record holder of the same number of Common Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of Common Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after the adjustment.

                  4.2 CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS. (a) If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of:

                  (i)  cash,

                  (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

                  (b) A reclassification of the Common Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Common Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Shares of such shares of such other class of stock within the meaning of paragraph (a) above and, if the outstanding Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares within the meaning of Section 4.1.

                  4.3.[INTENTIONALLY OMITTED]

                  4.4. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and to the Current Warrant Price provided for in Section 4:

                  (a) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Shares shall be taken into account to the nearest 1/1000th of a share.

                  (b) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (c) ESCROW OF WARRANT SHARES. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

                  4.5. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Common Shares of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of Common Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.6. OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holders, the number of Common Shares or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. NOTICE OF ADJUSTMENTS. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action that requires or might require an adjustment or readjustment pursuant to
Section 4, the Company shall forthwith prepare and deliver to each Holder a signed copy of a certificate executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of Common Shares for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.5 or 4.6) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2. NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, person or entity, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

6.       NO IMPAIRMENT

                  The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the Common Shares issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON SHARES; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares that shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action that would result in an adjustment in the number of Common Shares for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or such approval to be obtained or filing made.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

 9.      RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS

                  The Warrants and the Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Share. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. RESTRICTIVE LEGEND. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended,
               and may not be transferred in violation of such Act
                    or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "This warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant or any Restricted Common Share, the holder of such Warrant or Restricted Common Share shall give written notice (a "Transfer Notice") to the Company of such Transfer. Each certificate, if any, evidencing such Restricted Common Share issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder that is reasonably acceptable to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  9.3. REGISTRATION. Each holder of Warrant Shares has certain registration rights under the Registration Rights Agreement dated September 30, 1999, between the Company and General Electric Company, as amended from time to time. Any Holder may obtain a copy of such agreement by notice to the Company.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION

                  13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (without period-end adjustments or footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

                  13.2. ANNUAL INFORMATION. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

                  (a) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                  (b) audited consolidated statements of income and cash flows of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

                  13.3. FILINGS. The Company will file with the Commission all regular or periodic reports required pursuant to the Exchange Act and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its shareholders generally, and of each regular or periodic report (pursuant to the Exchange
Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which Common Shares are listed.

14.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Share or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.      MISCELLANEOUS

                  15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in enforcing any of its rights, powers or remedies hereunder.

                  15.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Advanced Lighting Technologies, Inc.
                           32000 Aurora Road
                           Solon, Ohio 44139
                           Attention: President
                           Telecopy Number: (440)519-0503

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, one Business Day after the same shall have been delivered to a nationally recognized courier service, or three Business Days after the same shall have been deposited, postage prepaid, in the United States mail. Failure or delay in receipt of copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  15.3. REMEDIES. Each holder of a Warrant or a Warrant Share, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  15.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Shares, and shall be enforceable by any such Holder or holder of Warrant Shares.

                  15.5. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Majority Holders; PROVIDED that no such Warrant may be modified or amended to reduce the number of Common Shares for which such Warrant is exercisable or to increase the price at which such Common Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of each Holder.

                  15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  15.8. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.


Dated:  ______________, 200___
                                           ADVANCED LIGHTING TECHNOLOGIES, INC.


                                           By:_________________________________
                                              Name:
                                              Title:




Attest:


By:__________________________________
    Name:
    Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Common Shares of ADVANCED LIGHTING TECHNOLOGIES, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is
____________________________ and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                       -----------------------------------------
                                       (Name of Registered Owner)

                                       -----------------------------------------
                                       (Signature of Registered Owner)

                                       -----------------------------------------
                                       (Street Address)

                                       -----------------------------------------
                                       (City)            (State)      (Zip Code)




NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

 Name and Address of Assignee                No. of Common Shares
 ----------------------------                --------------------








and does hereby irrevocably constitute and appoint _____________________________ attorney-in-fact to register such transfer on the books of ADVANCED LIGHTING TECHNOLOGIES, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:____________________                    Print Name:______________________

                                              Signature:________________________

                                              Witness:__________________________





NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                 EXHIBIT 2.2(d)
                                 --------------
                           [Second Contingent Warrant]







                                     WARRANT
                          to Purchase Common Shares of
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                               TABLE OF CONTENTS

SECTION                                                                    PAGE
-------                                                                    ----



1.       DEFINITIONS..........................................................1
2.       EXERCISE OF WARRANT..................................................5
         2.1.     Manner of Exercise..........................................5
         2.2.     Payment of Taxes............................................6
         2.3.     Fractional Shares...........................................6
         2.4.     Continued Validity..........................................6
3.       TRANSFER, DIVISION AND COMBINATION...................................6
         3.1.     Transfer....................................................6
         3.2.     Division and Combination....................................7
         3.3.     Expenses....................................................7
         3.4.     Maintenance of Books........................................7
4.       ADJUSTMENTS..........................................................7
         4.1.     Share Dividends, Subdivisions and Combinations..............7
         4.2      Certain Other Distributions and Adjustments.................8
         4.4.     Other Provisions Applicable to Adjustments under
                  this Section ...............................................8
         4.5.     Reorganization, Reclassification, Merger, Consolidation
                  or Disposition of Assets ...................................9
         4.6.     Other Action Affecting Common Shares.......................10
5.       NOTICES TO WARRANT HOLDERS..........................................10
         5.1.     Notice of Adjustments.....................................10
         5.2.     Notice of Corporate Action................................10
6.       NO IMPAIRMENT.......................................................11
7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY .......11
8.       TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.................12
9.       RESTRICTIONS ON TRANSFERABILITY....................................12
         9.1.     Restrictive Legend.................................       12
         9.2.     Notice of Proposed Transfers; Requests for
                  Registration .............................................13
         9.3.     Registration..............................................13
10.      SUPPLYING INFORMATION..............................................13
11.      LOSS OR MUTILATION.................................................13
12.      OFFICE OF THE COMPANY..............................................13
13.      FINANCIAL AND BUSINESS INFORMATION.................................13
         13.1.    Quarterly Information.....................................13
         13.2.    Annual Information........................................14
         13.3.    Filings...................................................14
14.      LIMITATION OF LIABILITY............................................14
15.      MISCELLANEOUS......................................................15
         15.1.    Nonwaiver and Expenses....................................15
         15.2.    Notice Generally..........................................15
         15.3.    Remedies..................................................15
         15.4.    Successors and Assigns....................................16
         15.5.    Amendment.................................................16

         15.6.    Severability..............................................16
         15.7.    Headings..................................................16
         15.8.    Governing Law.............................................16

SIGNATURES
EXHIBITS

Exhibit A - Subscription Form
Exhibit B - Assignment Form

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.
                                                          INITIAL WARRANT PRICE
                                                          $___________ PER SHARE


                                     WARRANT

                          To Purchase Common Shares of

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company"), up to __________________ Common Shares (as hereinafter defined) (such Common Shares, subject to adjustment as provided herein, are referred to herein as the "Warrant Shares") as described herein, in whole or in part, including fractional parts, at the Current Warrant Price (as defined herein) per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  Terms used in this Warrant have the respective meanings set forth below:

                  "Additional Issuance" shall have the meaning set forth in
Section 4.3(a).

                  "Additional Common Shares" shall mean all Common Shares issued by the Company after the date hereof, other than Conversion Shares, Contingent Shares or Warrant Shares.

                  "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of the Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking or valuation firm selected by Company is not acceptable to the Majority

Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

                  "Common Share" shall mean (except where the context otherwise indicates) a Common Share, $0.001 par value, of the Company as constituted on the date hereof, and any capital stock into which such Common Share may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of capital stock of the Company and which is not subject to redemption and (ii) capital stock of any successor or acquiring corporation received by or distributed to the holders of Common Shares of the Company in the circumstances contemplated by Section 4.5.

                  "Contingent Shares" shall mean Common Shares to be issued upon the exercise of any right to purchase Common Shares pursuant to the Contingent Warrant Agreement.

                  "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement, dated as of September 30, 1999, between the Company and General Electric Company.

                  "Conversion Shares" shall mean the Common Shares issued or issuable upon the conversion of the Series A Shares.

                  "Convertible Securities" shall mean warrants, evidences of indebtedness, shares of capital stock or other securities that are exercisable for, convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or (iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

                  "Current Warrant Price" shall mean the Initial Warrant Price, as adjusted from time to time in the case of share dividends, subdivisions and combinations as set forth in Section 4.1 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean ______________, 200__.

                  "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE" shall mean General Electric Company, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

                  "Initial Warrant Price" shall mean the Initial Warrant Price per Common Share set forth on the first page hereof.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of Common Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "NASDAQ-NMS" shall mean the NASDAQ National Market System.

                  "New Securities" shall have the meaning set forth in Section 4.3(a).

                  "New Securities Warrant" shall have the meaning set forth in
Section 4.3(a).

                  "Other Property" shall have the meaning set forth in Section 4.5.

                  "Permitted Issuances" shall mean (a) the issuance or conversion of options issued to employees pursuant to any stock option plan or employee incentive plan approved by the Company's board of directors, (b) the issuance of Warrant Shares, Contingent Shares or Conversion Shares and (c) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided that (i) such contracts were entered into prior to September 30, 1999, and (ii) the number of Common Shares subject to this Subparagraph (c) shall not exceed 110,000 in the aggregate.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Statement" shall have the meaning set forth in
Section 9.4.

                  "Restricted Common Shares" shall mean Common Shares that are, or upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Series A Shares" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Share or of any interest in either thereof that would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in
Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Shares" shall have the meaning set forth in the introductory paragraph on the first page hereof.

2.       EXERCISE OF WARRANT

                  2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), Holder may exercise this Warrant, on any Business Day, for all or any part of the Warrant Shares. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 32000 Aurora Road, Solon, Ohio 44139, or at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or other payment as provided below and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by (i) certified or official bank check, and/or (ii) Holder's surrender to the Company of that number of Warrant Shares (or the right to receive such number of shares) or Common Shares having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

                  2.2. PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. If any fraction of a share would, but for this Section, be issuable upon exercise of this Warrant, in lieu of such fractional share, the Company may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise or, if there is no Current Market Price on such date, the Current Warrant Price per Common Share, adjusted to reflect equitably share dividends, subdivisions and combinations after the date hereof.

                  2.4. CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 15 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. TRANSFER. Subject to compliance with Section 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

                  3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of Common Shares for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below in accordance with Section 5.1.

                  4.1. SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                  (b) subdivide its outstanding Common Shares into a larger number of Common Shares, or

                  (c) combine its outstanding Common Shares into a smaller number of Common Shares, then (i) the number of Common Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares that a record holder of the same number of Common Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of Common Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after the adjustment.

                  4.2 CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS. (a) If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of:

                  (i)  cash,

                  (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

                  (b) A reclassification of the Common Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Common Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Shares of such shares of such other class of stock within the meaning of paragraph (a) above and, if the outstanding Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares within the meaning of Section 4.1.

                  4.3.[INTENTIONALLY OMITTED]

                  4.4. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and to the Current Warrant Price provided for in Section 4:

                  (a) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Shares shall be taken into account to the nearest 1/1000th of a share.

                  (b) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (c) ESCROW OF WARRANT SHARES. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

                  4.5. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Common Shares of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of Common Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.6. OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holders, the number of Common Shares or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. NOTICE OF ADJUSTMENTS. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action that requires or might require an adjustment or readjustment pursuant to
Section 4, the Company shall forthwith prepare and deliver to each Holder a signed copy of a certificate executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of Common Shares for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.5 or 4.6) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2. NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, person or entity, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

6.       NO IMPAIRMENT

                  The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the Common Shares issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares that shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action that would result in an adjustment in the number of Common Shares for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or such approval to be obtained or filing made.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

 9.      RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS

                  The Warrants and the Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Share. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. RESTRICTIVE LEGEND. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended,
               and may not be transferred in violation of such Act
                    or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "This warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant or any Restricted Common Share, the holder of such Warrant or Restricted Common Share shall give written notice (a "Transfer Notice") to the Company of such Transfer. Each certificate, if any, evidencing such Restricted Common Share issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder that is reasonably acceptable to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  9.3. REGISTRATION. Each holder of Warrant Shares has certain registration rights under the Registration Rights Agreement dated September 30, 1999, between the Company and General Electric Company, as amended from time to time. Any Holder may obtain a copy of such agreement by notice to the Company.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION

                  13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (without period-end adjustments or footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

                  13.2. ANNUAL INFORMATION. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

                  (a) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                  (b) audited consolidated statements of income and cash flows of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

                  13.3. FILINGS. The Company will file with the Commission all regular or periodic reports required pursuant to the Exchange Act and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its shareholders generally, and of each regular or periodic report (pursuant to the Exchange
Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which Common Shares are listed.

14.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Share or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.      MISCELLANEOUS

                  15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in enforcing any of its rights, powers or remedies hereunder.

                  15.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b) If to the Company at

                      Advanced Lighting Technologies, Inc.
                      32000 Aurora Road
                      Solon, Ohio 44139
                      Attention: President
                      Telecopy Number: (440)519-0503


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, one Business Day after the same shall have been delivered to a nationally recognized courier service, or three Business Days after the same shall have been deposited, postage prepaid, in the United States mail. Failure or delay in receipt of copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  15.3. REMEDIES. Each holder of a Warrant or a Warrant Share, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  15.4. SUCCESSORS AND ASSIGN. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Shares, and shall be enforceable by any such Holder or holder of Warrant Shares.

                  15.5. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Majority Holders; provided that no such Warrant may be modified or amended to reduce the number of Common Shares for which such Warrant is exercisable or to increase the price at which such Common Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of each Holder.

                  15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  15.8. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.



Dated:  ______________, 200___

                                           ADVANCED LIGHTING TECHNOLOGIES, INC.


                                           By:_________________________________
                                              Name:
                                              Title:




Attest:


By:__________________________________
    Name:
    Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Common Shares of ADVANCED LIGHTING TECHNOLOGIES, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is
____________________________ and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                        ________________________________________
                                        (Name of Registered Owner)

                                        ________________________________________
                                        (Signature of Registered Owner)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City)      (State)          (Zip Code)




NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within warrant in every particular, without alteration or enlargement or any change whatsoever.

                                             EXHIBIT B

                                        ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

Name and Address of Assignee                               No. of Common Shares
----------------------------                               --------------------








and does hereby irrevocably constitute and appoint _____________________________ attorney-in-fact to register such transfer on the books of ADVANCED LIGHTING TECHNOLOGIES, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:______________________                   Print Name:______________________

                                               Signature:_______________________

                                               Witness:_________________________





NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                EXHIBIT 2.2(f)(i)
                                -----------------

                         INDEPENDENT ACCOUNTANTS' REPORT
                       ON APPLYING AGREED-UPON PROCEDURES



To the Management of
         Advanced Lighting Technologies, Inc.


We have performed the procedures enumerated below, which were agreed to by the Management of Advanced Lighting Technologies, Inc., solely to assist you in evaluating the accompanying EBITDA Coverage Ratio Calculation Schedule defined in accordance with Section 2.2 of the Contingent Warrant Agreement dated _________________ (prepared in accordance with the criteria specified therein) for the quarter ended ______________________. This agreed-upon procedures engagement was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the specified users of the report.

Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

(This paragraph will enumerate yet to be defined procedures followed and the associated findings.)

We were not engaged to, and did not, perform an examination, the objective of which would be the expression of an opinion on the accompanying Schedule. Accordingly, we do not express any such opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of Management of Advanced Lighting Technologies, Inc., and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.




(Date)

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

    AGREED-UPON PROCEDURES RELATED TO FINANCIAL COVENANT IN GENERAL ELECTRIC
                          CONTINGENT WARRANT AGREEMENT


1. We compared the consolidated net income (loss), depreciation, amortization, provision for income taxes, interest expense and extraordinary gains and losses in the EBITDA Coverage Ratio schedule with the corresponding dollar amount included in the Company's unaudited condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q and found the amounts to be in agreement.

2. We compared the dollar amounts in the EBITDA Coverage Ratio schedule not directly derived from the unaudited financial statements to the corresponding dollar amounts derived from the Company's accounting records and found them to be in agreement.

3. We proved the arithmetical accuracy of EBITDA, as defined, and Interest Expense, as defined, and found the amounts to be in agreement with the amounts in the EBITDA Coverage Ratio schedule.

4. We recalculated the EBITDA Coverage Ratio and Average EBITDA Coverage Ratio for the respective Determination Period and found the amounts calculated to be in agreement with the amounts in the EBITDA Coverage Ratio schedule.

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                         EBITDA Coverage Ratio Schedule
      Section 2.2 of Contingent Warrant Agreement dated September 30, 1999
                          (Dollar amounts in thousands)

                                                                                             Most Recent
                                                                                             Two Consecutive
                                                           Quarter Ended                     Fiscal Quarters
                                            Sept. 30, 1999             Dec. 31, 1999         Combined
                                            --------------             -------------         ------------------

EBITDA COVERAGE RATIO

EBITDA, as defined
Consolidated Net Income (Loss)
Plus:
     Depreciation
     Amortization
     Interest Expense
     Provision for Income Taxes             ___________                ____________          ____________

Less:
     Extraordinary Gains
     Gains from Sale of Assets              ___________                ____________          ____________

Plus:
     Extraordinary Losses
     Losses from Sale of Assets             ___________                ____________          ____________

                  EBITDA, as defined
                                            ===========                ============          ============

Interest Expense, as defined
     Interest Expense

Less:
     Interest Income
     Deferred Financing Cost (a)            ___________                ____________          ____________

         Interest Expense, as defined
                                            ===========                ============          ============

EBITDA Coverage Ratio
     EBITDA Coverage Ratio for Determination Period
     Average EBITDA Coverage Ratio for Determination Period

Required EBITDA Coverage Ratio                                                               2:1

EBITDA Coverage Ratio Met?

(a) Not to exceed $125 per quarter

Confidential - For Internal Use Only

                               EXHIBIT 2.2(f)(ii)


                   SPECIAL LETTER TO GENERAL ELECTRIC COMPANY



Board of Directors
Advanced Lighting Technologies, Inc.


We have audited, in accordance with generally accepted auditing standards, the consolidated balance sheet of Advanced Lighting Technologies, Inc. and Subsidiaries (the "Company") as of June 30, 2000, and the related consolidated statement of earnings, retained earnings, and cash flows for the year then ended, and have issued our report thereon dated __________________.

In connection with our audit, nothing came to our attention that caused us to believe that the Company had failed to comply with the terms of Section 2.2 (EBITDA Coverage Ratio) of the Contingent Warrant Agreement dated _____________. However, it should be noted that our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended solely for the information and use by the Company and The General Electric Company and should not be used for any other purpose.



(DATE)